Other operating income, other operating expenses, restructuring income and expenses, financial result	6 Months Ended
Jun. 30, 2018
Analysis of income and expense [abstract]
Other operating income, other operating expenses, restructuring income and expenses, financial result
Other operating income, other operating expenses, restructuring income and expenses, financial result
Other operating income decreased by USD 1,815k from USD 2,274k for the six months ended June 30, 2017 to USD 459k for the six months ended June 30, 2018. Other operating income for the six months ended June 30, 2017 mainly comprised of USD 1,432k reimbursement of property tax paid.
Other operating expenses decreased by USD 734k from USD 4,290k for the six months ended June 30, 2017 to USD 3,556k for the six months ended June 30, 2018. Other operating expenses for the six months ended June 30, 2018 mainly include consulting fees of USD 1,035k and other items that have less bearing on performance of the underlying core business of USD 1,525k compared to USD 1,049k and USD 199k, respectively, in the six months ended June 30, 2017 - for further details please see Note 3 (Segment information). Moreover, other operating expenses for the six months ended June 30, 2018 included allowances on trade receivables of USD 172k compared to USD 637k in six months ended June 30, 2017.
The restructuring of the South Korean footprint concluded in the second quarter of 2018 resulting in cessation of production at the Bupyeong plant and the sale of the land to a third party. Restructuring income is reflecting the proceeds of the land sale less the remaining book value of the land. Restructuring expenses comprise required costs for land restoration of USD 4,021k and cost to consolidate the two South Korean production sites into one remaining site in particular personnel related termination costs of USD 4,363k. This resulted in a net restructuring income of USD 29,751k in the three months ended June 30, 2018. For the six months ended June 30, 2018 net restructuring income amounted to USD 28,485k following restructuring expenses of USD 722k for the six months ended June 30, 2017 related in particular to costs to consolidate the production sites.
Financial result includes finance income, finance costs and share of profit or loss of joint ventures. Financial result decreased by USD 3,861k from USD 21,010k net finance expenses for the six months ended June 30, 2017 to USD 17,149k net finance expenses for the six months ended June 30, 2018. Total net foreign currency revaluation loss in finance result amounted USD 2,667k for the six months ended June 30, 2018 compared to a loss of USD 2,835k for the six months ended June 30, 2017. Interest related to the term loans amounted to USD 11,395k for the six months ended June 30, 2018 compared to USD 12,479k for the six months ended June 30, 2017.
The table below presents a breakdown of financial result for the six months ended June 30, 2018 and 2017:

Financial Result	In USD k
	For the Six Months Ended Jun 30,
	2018	2017
Interest expense on term loans	(11,395)	(12,479)
Amortization of transaction costs	(2,119)	(2,437)
Commitment bank charge	(865)	(612)
Interest income	2,776	807
Interest on non-current provisions	(1,051)	(920)
Other interest expense, net	(2,110)	(2,796)
Total net interest expenses	(14,764)	(18,437)
Gains from foreign currency revaluation	17,202	19,276
Losses from foreign currency revaluation	(19,869)	(22,111)
Net foreign currency revaluation impact	(2,667)	(2,835)
Bank guarantee expense	(11)	—
Share of profit of joint ventures	293	262
Financial Result	(17,149)	(21,010)